CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of RMS TITANIC, Inc. (the "Company") on Form 10-Q for the period ending August 31, 2003 as filed with the Securities and Exchange Commission on October 14, 2003, (the "Report"), I, Arnie Geller, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Arnie Geller
-------------------------
Arnie Geller
Chief Executive Officer
October 14, 2003



                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of RMS TITANIC, Inc. (the "Company") on Form 10-Q for the period ending August 31, 2003 as filed with the Securities and Exchange Commission on October 14, 2003, (the "Report"), I, Gerald Couture, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Gerald Couture
-------------------------
Gerald  Couture
Chief Financial Officer
October 14, 2003